SharesPost 100 Fund

(the “Fund”)

Supplement dated September 3, 2020 to the Prospectus of the Class A, Class L and Class I Shares of the Fund dated May 1, 2020

On August 28, 2020, SP Investment Management, LLC (“SPIM”) entered into a transition services agreement with Liberty Street Advisors, Inc. (“LSA”) to facilitate LSA becoming the investment advisor to the Fund. LSA is expected to become the Fund’s investment advisor pursuant to a new investment advisory agreement in the fourth quarter of this year, subject to board and shareholder approval and the satisfaction of certain closing conditions. There can be no assurance that the transaction will be completed as planned or that the necessary conditions will be satisfied.

The Fund’s current portfolio managers are expected to join LSA upon the closing of the transaction. The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objective, strategies or policies. Similarly, the Fund’s governance structure, board of trustees and service providers will also remain unchanged.

You should retain this Supplement for future reference.